AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION JUNE 28, 1996


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported):  June 27, 1996


                        CHANDLER INSURANCE COMPANY, LTD.
             (Exact name of registrant as specified in its charter)


                                 Cayman Islands
                    (State or jurisdiction of incorporation)


                   0-15286                              N/A
           (Commission File Number)      (IRS Employer Identification No.)


         Anderson Square, 5th Floor
    Grand Cayman, Cayman Islands, B.W.I.                N/A
  (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (809) 949-8177



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ITEM 5.  OTHER EVENTS
         ------------

         See Item 7, Exhibit 28.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c) The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

              28.1 Press Release, dated June 26, 1996, of Chandler Insurance Company, Ltd.




                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


                                               CHANDLER INSURANCE COMPANY, LTD.



Date:  June 28, 1996                           By:  /S/ MARK T. PADEN
                                                  -----------------------------
                                                  Mark T. Paden
                                                  Vice President - Finance and
                                                  Chief Financial Officer
                                                  (Principal Accounting and
                                                      Financial Officer)




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